EXHIBIT 32

                906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                            CHIEF FINANCIAL OFFICER




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                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Marc C. Breslawsky, chairman of the Board and Chief Executive Officer of Imagistics International Inc., the ("Company"), and Joseph D. Skrzypczak, Chief Financial Officer of the Company, each hereby certifies that
(1) the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Dated: August 13, 2003                                  /s/ Marc C. Breslawsky
                                                        ----------------------
                                                        Marc C. Breslawsky
                                                        Chairman of the Board,
                                                        Chief Executive Officer

Dated: August 13, 2003                                  /s/ Joseph D. Skrzypczak
                                                        ------------------------
                                                        Joseph D. Skrzypczak
                                                        Chief Financial Officer